                                                                   EXHIBIT 10.16

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE WARRANT OR STOCK UNDER SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE EXERCISE AND TRANSFER OF THIS WARRANT ARE RESTRICTED BY THE PROVISIONS OF
(S)3.

                                                            Warrant No.  2


                                    WARRANT

                          to Purchase Common Stock of

                                  E2Enet, Inc.

            Expiring at the end of the Option Period (defined below)


     This Is To Certify That Northwood Capital Partners LLC or registered assigns, is entitled to purchase from E2Enet, Inc., a Delaware corporation (the "Company"), at any time commencing on the earlier of (i) the closing of an underwritten public offering of Common Stock of the Company pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended (the "Act") or (ii) March 31, 2000 and ending on the earlier of (i) 5 P.M. Eastern Time, on September 10, 2006, or (ii) 5 P.M. Eastern Time on the date five years from the closing of an underwritten public offering pursuant to a registration statement on Form S-1 under the Act, in which the Company received aggregate gross proceeds in excess of $50,000,000 (prior to deduction of underwriters' commissions and expenses) (the "Option Period") but not thereafter, at an exercise price per share as set forth below, 50,000 fully paid and non-assessable shares of Common Stock of the Company, $.01 par value ("Common Stock") subject to adjustment as hereinafter provided.

     This Warrant is one of two warrants of the same form and having the same terms (except as to the number of shares of Common Stock purchasable thereunder) as this Warrant, entitling the holders thereof to purchase up to an aggregate of 400,000 shares of Common Stock, all issued pursuant to the Convertible Note and Warrant Purchase Agreement, dated as of September 10, 1999, between the Company and the initial holder of the Warrant (the "Agreement"). Pursuant to the Agreement, the initial holder of this Warrant was also issued a Convertible Secured Note (the "Note"). Capitalized terms used herein that are defined in the Agreement are so used as therein defined.



     (S)1.  Exercise of Warrant.
            -------------------

     (a)    Exercise by Payment.  To exercise this Warrant in whole or in part,
            -------------------
the holder hereof shall deliver to the Company at its principal office in Washington, D.C., (a) a written notice, in substantially the form of the Subscription Notice appearing at the end of this Warrant, of such holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) a certified check drawn on, or official bank check, payable to the Company in an amount equal to the multiple of the Exercise Price (as adjusted) and the number of shares of Common Stock being purchased, and (c) this Warrant. The Company shall as promptly as practicable, and in any event within 20 days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice. The stock certificate or certificates so delivered shall be in the denomination of 100 shares each or such lesser or greater denomination as may be specified in such notice and shall be issued in the name of such holder or such other name as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued and such holder or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares as of the date such notice is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such holder a new Warrant evidencing the rights of such holder to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of such holder, appropriate notation may be made on this Warrant and the same returned to such holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of such stock certificates and new Warrants, except that, in case such stock certificates or new Warrants shall be registered in a name or names other than the name of the holder of this Warrant, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificate or certificates or new Warrants shall be paid by the holder hereof at the time of delivering the notice of exercise mentioned above.

     (b)  Exercise on Net Issuance Basis Following the IPO.  At any time
          ------------------------------------------------
following the closing of the initial underwritten public offering of the Common Stock of the Company pursuant to a registration statement on Form S-1 under the Act (an "IPO"), in lieu of payment to the Company as set forth in Section 1(a)
                                                                  ------------
above, the holder hereof may convert this Warrant, in whole and in parts of 40,000 or more shares of Common Stock covered hereby (as adjusted for stock splits and consolidations and the issuance of stock dividends), into the number of shares of Common Stock determined by dividing (i) the aggregate Fair Market Value of the shares of Common Stock issuable upon exercise of this Warrant minus the aggregate Exercise Price of such shares of Common Stock by (ii) the Fair Market Value of one share of Common Stock. "Fair Market Value" shall mean the average of the closing prices of the Common Stock reported for the five business days immediately before the holder hereof delivers its Notice of Exercise to the Company, or if there have been no sales on any such business day, the average of the highest bid and lowest asked prices at the end of such business day.

     (c) All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if the Common Stock is then listed on a national securities exchange, shall be duly listed thereon.

     (d) The exercise price per share of Common Stock (the "Exercise Price") shall be as follows: (i) the price per share, not taking into effect the underwriter's commission, of the IPO, or (ii) in the event that there has not been an IPO, $8.71 (Eight and Seventy-Eight One-Hundredths U.S. Dollars), subject to adjustment as set forth in Section 8 below.

     (e) The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of a share of Common Stock, but, in lieu thereof, shall pay to the holder of this Warrant cash in an amount equal to a corresponding fraction (calculated to the nearest 1/100 of a share) of the market value of one share of Common Stock as of the date of receipt by the Company of notice of exercise of this Warrant, as determined in good faith by the Board of Directors of the Company.

     (S)2.  Transfer, Division and Combination.
            ----------------------------------

     The Company agrees to maintain at its principal office in Washington, D.C., books for the registration and transfer of the Warrants, and, subject to the provisions of (S)3 hereof, this Warrant and all rights hereunder are transferable, in whole or in two parts, on such books at such office, upon surrender of this Warrant at such office, together with a written assignment of this Warrant duly executed by the holder hereof or his agent or attorney and funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. If and when this Warrant is assigned in blank, the Company may (but shall not be obliged to) treat the bearer hereof as the absolute owner of this Warrant for all purposes and the Company shall not be affected by any notice to the contrary. A Warrant may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

     This Warrant may be divided or combined with other Warrants upon presentation hereof at such principal office in Washington, D.C., together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder hereof or his agent or attorney. Subject to compliance with the preceding paragraph as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     The Company shall pay all expenses, taxes (other than stock transfer taxes) and other charges payable in connection with the preparation, issue and delivery of Warrants hereunder.

     (S)3.  Restrictions on Exercise and Transfer of Warrants and Common Stock.
            ------------------------------------------------------------------

     This Warrant shall be exercisable (1) only under circumstances such that the issue of Common Stock issuable upon such exercise is exempt from the requirements of registration under the Securities Act of 1933, as amended (or any similar statute then in effect) and any applicable state securities law or
(2) upon registration of such Common Stock in compliance therewith. This Warrant shall be transferable only under circumstances such that the transfer is exempt from the requirements of registration under the Securities Act of 1933, as amended (or any similar statute then in effect) and any applicable state securities law.

     Before any transfer or attempted transfer of all or any part of this Warrant or such Common Stock, the holder hereof or thereof shall give the Company written notice of its intention so to do describing briefly the manner of any such proposed transfer, and if the circumstances set forth in clause (y) of the following paragraph are relevant, so stating and describing briefly the offeror and the price so offered. Promptly after receiving such written notice, the Company shall present copies thereof to Company counsel and to any special counsel designated by the holder. If, in the opinion of counsel for the Company and counsel, if any, for the holder, the proposed transfer may be effected without registration under the Securities Act of 1933, as amended (or any similar statute then in effect) and any applicable state securities law of any such securities, the Company, as promptly as practicable, shall notify the holder of such opinion, whereupon the securities proposed to be transferred may be transferred in accordance with the terms of such notice subject, however, to the provisions of the next following paragraph. The Company shall not be required to effect any such transfer before the receipt of such favorable opinion or opinions or the effectiveness of registration.

     (S)4.  Certain Covenants.
            -----------------

     The Company covenants and agrees that:

            (a) it will at all times reserve and set apart and have, free from preemptive rights, a number of shares of authorized but unissued Common Stock sufficient to enable it at any time to fulfill all its obligations hereunder; and

            (b) before taking any action that would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Warrants, the Company will take any corporate action that may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

     (S)5.  Notices.
            -------

     In case the Company proposes

            (a) to pay any dividend payable in stock (of any class or classes) or in Convertible Securities upon its Common Stock or make any distribution (other than ordinary cash dividends) to the holders of its Common Stock, or

            (b) to grant to the holders of its Common Stock generally any rights or options, or

            (c) to effect any capital reorganization or reclassification of capital stock of the Company, or

            (d) to consolidate with, or merge into, any other corporation or to transfer its property as an entirety or substantially as an entirety, or

            (e) to effect the liquidation, dissolution or winding up of the Company,

then the Company shall cause notice of any such intended action to be given to all holders of record of outstanding Warrants not less than 30 days before the date on which the transfer books of the Company shall close or a record be taken for such stock dividend, distribution or granting of rights or options, or the date when such capital reorganization, reclassification, consolidation, merger, transfer, liquidation, dissolution or winding up shall be effective, as the case may be.

     Any notice or other document required or permitted to be given or delivered to holders of record of Warrants shall be mailed first-class postage prepaid to each such holder at the last address shown on the books of the Company maintained for the registry and transfer of the Warrants. Any notice or other document required or permitted to be given or delivered to holders of record of Common Stock issued pursuant to Warrants shall be mailed first-class postage prepaid to each such holder at such holder's address as the same appears on the stock records of the Company. Any notice or other document required or permitted to be given or delivered to the Company shall be mailed first class postage prepaid to the principal office of the Company, at 800 Connecticut Ave., N.W., Suite 1111, Washington, D.C. 20006, or delivered to the office of one of the Company's executive officers at such address, or such other address within the United States of America as shall have been furnished by the Company to the holders of record of such Warrants and the holders of record of such Common Stock.

     (S)6.  Limitation of Liability; Not Stockholders.
            -----------------------------------------

     No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent or to receive dividends or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as stockholders of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price or as a stockholder of the Company, whether such liability is asserted by the Company, creditors of the Company or others.

     (S)7.  Loss, Destruction, etc, of Warrants.
            -----------------------------------

     Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, mutilation or destruction of any Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 7 in lieu of any Warrant alleged to be lost, destroyed or stolen, or of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

     (S)8.  Adjustment.
            ----------

            The Exercise Price shall be subject to adjustment from time to time or upon exercise as provided in this Section 8.

     (a)    Split, Subdivision or Consolidation of Shares.  If the Company shall
            ---------------------------------------------
split, subdivide or combine the securities as to which purchase rights exist under this Warrant, into a different number of securities of the same class, the Exercise Price after such consolidation or subdivision will be increased or reduced, as the case may be, such increase or decrease, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective. The holder hereof will not be entitled to receive a fraction of a share of Common Stock.

     (b)    Stock Dividends.  In the event that the holders of the securities as
            ---------------
to which purchase rights under this Warrant exist shall have received or become entitled to receive, without payment therefor, other or additional stock or securities or property (other than cash) of the Company by way of dividend, then in each case, the Exercise Price shall be adjusted so that this Warrant shall represent the right to acquire, in addition to the number of shares of Common Stock indicated in the caption of this Warrant, and without payment of any additional consideration therefor, the amount of such other securities or property (other than cash) of the Company to which the holder hereof would have been entitled had this Warrant been exercised prior to the distribution of the dividend and had thereafter such holder retained such shares and/or all other additional stock available to it during the period prior to the exercise of this Warrant, giving effect to all adjustments called for in this Section 8.

     (c)    Adjustment of Exercise Price Upon Issuance of Additional Shares of
            ------------------------------------------------------------------
Common.  In the event that prior to the exercise of this Warrant, the Company
------
shall issue Additional Shares of Common (as defined below) (including Additional Shares of Common deemed to be issued pursuant to Section 8(d)) without
                                                 ------------
consideration or for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issue (the "New Issue Price"), then and in such event, the Exercise Price shall be reduced, concurrently with such issue, to a price equal to the New Issue Price, subject to the provisions of Section 8(k).
                     ------------

     (d)    Issue of Securities Deemed Issue of Additional Shares of Common --
            ------------------------------------------------------------------
Options and Convertible Securities.  In the event that prior to the exercise of
----------------------------------
this Warrant, the Company shall issue any Options or Convertible Securities (as those terms are defined below) (other than Options or Convertible Securities which are not Additional Shares of Common) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the shares of Common issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that in any such case in which Additional Shares of Common are deemed to be issued:

          (i) no further adjustment in the Exercise Price shall be made upon the subsequent issue of Convertible Securities or shares of Common upon the exercise of such Options or conversion or exchange of such Convertible Securities;

          (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decreases in the number of shares of Common issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, provided that no shares of Common have theretofore been issued with
       --------
respect to such Options or Convertible Securities, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

          (iii) no readjustment pursuant to clause (ii) above shall have the effect of increasing the Exercise Price to an amount which exceeds the lower of
(1) such Exercise Price on the original adjustment date with respect to such deemed issuance of Additional Shares of Common, or (2) such Exercise Price that would have resulted from any issuance of Additional Shares of Common between such original adjustment date and such readjustment date; and

          (iv) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such decrease becoming effective, be recomputed to reflect such decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities.

     (e)  Special Definitions.  For purposes of Sections 8(c) through (h), the
          -------------------                   -------------------------
following definitions shall apply:

          (i)    "Option" shall mean rights, options or warrants to subscribe
                  ------
for, purchase or otherwise acquire either Common or Convertible Securities.

          (ii)   "Common" shall mean (i) the Company's presently authorized
                  ------
Common Stock as such class exists on the date of issuance of this Warrant, (ii) securities issued upon conversion of the Notes issued under the Agreement (the

"Northwood Notes"), and (iii) stock of the Company of any class thereafter authorized that ranks, or is entitled to a participation, as to assets or dividends, substantially on a parity with Common Stock.

          (iii)  "Convertible Securities" shall mean any evidences of
                  ----------------------
indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common.

          (iv)   "Additional Shares of Common" shall mean all shares of Common
                 ---------------------------
issued (or, pursuant to Section 8(d), deemed to be issued) by the Company after
                        ------------
the date hereof and prior to the exercise of this Warrant, other than shares of Common Stock issued or issuable:

                 (A) upon conversion of the Northwood Notes or upon conversion of notes containing substantially the same terms and conditions as the Northwood Notes, or upon exercise of warrants issued to holders of notes containing substantially the same terms and conditions as the Warrants;

                 (B) to officers and employees of the Company or its Subsidiaries under any stock option, stock purchase, stock appreciation, or bonus plan adopted by the stockholders of the Company and shares of Common Stock issued to such officers and employees pursuant to such stock options or rights, or to members of the Company's Board of Directors or Board of Advisers; provided, however, that any shares covered by such options or rights plus any
--------  -------
such shares issued (without duplication as to shares issued under options) in excess of 250,000 shares of Common Stock as constituted on the date of issuance of this Warrant (as adjusted pursuant to anti-dilution provisions contained in such stock options or rights) shall be deemed to be Additional Shares of Common;

                (C) as a dividend or distribution on Common Stock or any event for which adjustment is made pursuant to Sections 8(a) and (b) hereof; or
                                         ---------------------

                 (D) by way of dividend or other distribution on (1) shares excluded from the definition of Additional Shares of Common by the foregoing clauses (A) through (C) of this clause (D) or (2) shares of Common so excluded under this clause (D).

     (f) No Adjustment of Exercise Price.  No adjustment in the Exercise Price
         -------------------------------
shall be made in respect of the issuance of Additional Shares of Common unless the consideration per share for an Additional Share of Common issued or deemed to be issued by the Company is less than the Exercise Price in effect on the date of, and immediately prior to, the issue of such Additional Share of Common.

     (g) Effect of "Split-up or "Split-down" on "deemed issued" shares.  Upon
         -------------------------------------------------------------
the effective or record date for any subdivision or combination of the Common Stock of the character described in Section 8(a), including the issuance of a stock
                              ------------
dividend which is treated as such a subdivision under Section 8(b), the number
                                                      ------------
of the shares of Common Stock which are at the time deemed to have been issued by virtue of Section 8(d), but have not actually been issued, shall be deemed to
             ------------
be increased or decreased proportionately.

     (h) Computation of Consideration.  For the purposes of this Section 8:
         ----------------------------                            ---------

         (i) The consideration received by the Company upon the actual issuance of Additional Shares of Common shall be deemed to be the sum of the amount of cash and the fair value of property (as determined in good faith by resolution of the Board of Directors of the Company as at the time of issue or "deemed issue" in the case of the following paragraph (ii)) received or receivable by the Company as the consideration or part of the consideration (v) at the time of issuance of the Common, (w) for the issuance of any rights or options upon the exercise of which such Common was issued, (x) for the issuance of any rights or options to purchase Convertible Securities upon the conversion of which such Common was issued, (y) for the issuance of the Convertible Securities upon conversion of which such Common was issued, and (z) at the time of the actual exercise of such rights, options or conversion privileges upon the exercise of which such Common was issued, in each case without deduction for commissions and expenses incurred by the Company for any underwriting of, or otherwise in connection with the issue or sale of, such rights, options, Convertible Securities or Common, but after deduction of any sums paid by the Company in cash upon the exercise of, and pursuant to, such rights, options or conversion privileges in respect of fractional shares of Common; and

         (ii) The consideration deemed to have been received by the Company for Additional Shares of Common deemed to be issued pursuant to rights, options and conversion privileges by reason of transactions of the character described in

Section 8(d) shall be the consideration (determined as provided in the foregoing
------------
paragraph (i)) that would be received or receivable by the Company at or before the actual issue of such shares of Common so deemed to be issued, if all rights, options and conversion privileges necessary to effect the actual issue of the number of shares deemed to have been issued had been exercised (successively exercised in the case of rights or options to purchase Convertible Securities), and the minimum consideration received or receivable by the Company upon such exercise had been received; all computed without regard to the possible future effect of anti-dilution provisions on such rights, options and/or conversion privileges.

     (i) Statement of Adjustment.  Whenever the  Exercise Price is adjusted
         -----------------------
pursuant to any of the foregoing provisions of this Section 8, the Company shall
                                                    ---------
promptly prepare a written statement signed by the President of the Company, setting forth the adjustment, determined as provided in this Section, and in reasonable detail the facts requiring such adjustment and the calculation thereof.

Such statement shall be filed among the permanent records of the Company and a copy thereof shall be furnished to the holder of this Warrant without request and shall at all reasonable times during business hours be open to inspection by holders of the Warrants.

     (j)    Determination by the Board of Directors.  All determinations by the
            ---------------------------------------
Board of Directors of the Company under the provisions of this Section 8 shall
                                                               ---------
be made in good faith.

     (k)    Minimum Exercise Price after IPO or Conversion.  Notwithstanding the
            ----------------------------------------------
provisions of Section 8(c), following the earlier of (i) the closing of the IPO
              ------------
or (ii) the conversion of the Note issued under the Agreement, the Exercise Price shall not be reduced below $8.71, as adjusted for stock splits and consolidations and for the issuance of stock dividends.

     (l)    Effect of IPO on Exercise Price.  For the avoidance of doubt, it is
             ------------------------------
acknowledged that if, prior to the IPO, the Exercise Price has been adjusted pursuant to Section 8(c), upon the closing of the IPO, the Exercise Price shall
            ------------
become the price per share, not taking into effect the underwriter's commission, of the IPO.

     (m)    Termination of Certain Adjustment Provisions.  The provisions of
            --------------------------------------------
Sections 8(c) through (e) shall terminate upon the earlier of (i) the second
-------------------------
anniversary after the closing of the IPO or (ii) the second anniversary of the conversion of the Note issued under the Agreement.

     (S)9.  Governing Law.
            -------------

     This Warrant shall be governed by the laws of the State of Delaware, without giving effect to the rules respecting conflict of law.

     (S)10. Entire Agreement; Modification; Waiver. This Warrant constitutes
            --------------------------------------
the entire agreement between the parties pertaining to the subject matter herein, and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Warrant shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Warrant shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by a duly authorized officer.


Dated:  September 10, 1999

                              E2Enet, Inc.



                              By /s/ Steven J. Quamme
                                 _______________________

                              Title       SVP-CFO
                                    _____________________